AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
POLARIS SURVIVORSHIP LIFE SM
FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR
VARIABLE UNIVERSAL LIFE POLICY
SUPPLEMENT DATED OCTOBER 2, 2003
TO
PROSPECTUS
DATED MAY 1, 2001
AS SUPPLEMENTED

          AIG Life Insurance Company ("AIG Life") is amending the prospectus for the sole purpose of providing you with information on a proposed reorganization of a portfolio underlying an investment option offered under the Policies, subject to shareholder approval.

          AIG Life has received notification that the Board of Trustees of SunAmerica Series Trust (the "SunAmerica Trust") has approved an Agreement and Plan of Reorganization pursuant to which the SunAmerica Trust's Asset Allocation Portfolio ("Original Portfolio") will be reorganized into the newly created Asset Allocation Portfolio ("Successor Portfolio"), a series of the Anchor Series Trust (the "Anchor Trust") (referred to hereinafter as the "Plan of Reorganization").

          If the Plan of Reorganization is approved, then on or about November 7, 2003 (the "Closing Date") all Policy owners with Account Value in the investment option supported by the Original Portfolio will automatically have their Account Values in such investment option moved into the Successor Portfolio of the Anchor Trust. The investment option itself will not change, only its underlying portfolio will.

          Please note that if we receive any instructions from you to transfer Account Value into or out of the Original Portfolio after 3:00 p.m. Central Standard Time ("CST") on Thursday, November 6, 2003, we will delay such transfer until after 3:00 p.m. CST on Friday, November 7, 2003, when we will execute such transfer into or out of the Successor Portfolio. Your transfer will use prices established after the close of the New York Stock Exchange on Monday, November 10, 2003.

          For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the name of the Original Portfolio.

          If you have any questions, please call our VUL Administration Department at 1-800-340-2765.